UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (earliest event reported):      January 2, 2008

EMRISE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

9485 Haven Avenue, Suite 100
Rancho Cucamonga, California 91730
(Address of principal executive offices) (Zip code)

(909) 987-9220
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.              Other Events.

On January 2, 2008, EMRISE Corporation issued a press release regarding a cure-period granted to Emrise Corporation to comply with certain listing requirements of NYSE Arca. A copy of the press release is attached as Exhibit 99 to this Form 8-K and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a)            Financial Statements of Businesses Acquired.

Not applicable.

(b)            Pro Forma Financial Information.

Not applicable.

(c)            Shell Company Transactions.

Not applicable.

(d)            Exhibits.

Number                       Description

99	Press release dated January 2, 2008 relating to NYSE Arca listing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2008	EMRISE CORPORATION

	By:	/s/ JOHN D. DONOVAN
John D. Donovan, Vice President Finance

EXHIBITS ATTACHED TO THIS REPORT

Number	Description

99	Press release dated January 2, 2008 relating to NYSE Arca listing

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